UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 13, 2007

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800

(Address of Principal Executive Offices)
(602) 266-6700

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-3.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Stock Option Grants
     On December 13, 2007, the Board approved certain option grants for Frank J. Bellizzi, Executive Vice President (principal executive officer), Diane E. Klein, Vice President — Finance and Treasurer (principal financial officer), and Gary V. Klinefelter, Vice President and General Counsel. Each of these executive officer received options to purchase shares of the Company’s common stock at a price set at fair market value ($1.08 per share) on the date of grant, December 13, 2007. The stock options expire 10 years from the grant date and were granted pursuant to the Company’s 1997 Stock Award Plan, as amended and restated as of November 6, 2007. These options vest quarterly over a three year period in equal increments and become fully exercisable three years from date of grant.
     The names of the executive officers receiving stock option grants are set forth below opposite the number of shares of the Company’s common stock to which such grants relate:

Executive Officer	Shares

Frank J. Bellizzi	300,000

Diane E. Klein	235,000

Gary V. Klinefelter	100,000
Restricted Stock Grants
     In addition, on December 13, 2007, the Board approved restricted stock grants for certain of the Company’s executive officers. These restricted stock grants were granted pursuant to the Company’s 1997 Stock Award Plan, as amended and restated as of November 6, 2007. The restrictions on the restricted stock awards granted to the executive officers will lapse in three equal increments on the date of grant and the first and second anniversary of the date of grant. The grant price of the restricted stock is the fair market value ($1.08 per share) of the Company’s common stock on the grant date, December 13, 2007. The names of the executive officers receiving these restricted stock grants are set forth below opposite the number of shares of the Company’s common stock to which such restricted stock grants relate:

Executive Officer	Shares

Frank J. Bellizzi	150,000

Diane E. Klein	60,000

Gary V. Klinefelter	15,000
Fiscal 2008 Base Salaries
     On December 18, 2007, the Board also approved an increase of $35,000 to the 2008 annual base salary of Mr. Bellizzi, effective as of January 1, 2008, to establish a $370,000 annual base salary.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 13, 2007, the Board of Directors (the “Board”) of Zila, Inc. (the “Company”) approved and adopted amendments to the Company’s Amended and Restated Bylaws (the “New Amended and Restated Bylaws”) to permit the issuance and transfer of uncertificated shares of its stock. The New Amended and Restated Bylaws were effective on December 13, 2007.
     The Board approved the amendments related to permitting uncertificated shares in response to NASDAQ Marketplace Rule 4350(l), which requires that all companies listed on NASDAQ (including the Company) be eligible by January 1, 2008 to participate in a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended. A Direct Registration Program permits investors to have securities registered in their name without having a physical stock certificate issued. Although the Company’s prior Amended and Restated Bylaws did not prohibit the issuance of uncertificated shares of the Company’s stock, the Board decided to approve and adopt the amendments described herein to expressly permit the issuance of uncertificated shares.
     The description of the amendments approved and adopted by the Board and the New Amended and Restated Bylaws contained in this report is qualified in its entirety by reference to (i) the full text of the New Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference, and (ii) the full text of the prior Amended and Restated Bylaws of the Company , a copy of which was filed on August 22, 2007 with the Securities and Exchange Commission as Exhibit 3.1 to the Company’s Current Report on Form 8-K.

Item 8.01 Other Events.
     On December 13, 2007, the Board re-appointed O.B. Parrish to serve on the Nominations and Corporate Governance Committee and the Compensation Committee of the Board. Although Mr. Parrish is not deemed to be “independent,” he remains a member of the Nominations and Corporate Governance Committee and the Compensation Committee because, in accordance with NASDAQ Marketplace Rule 4350(c), the Board has determined that his service on such committees is required by the best interests of the Company and its shareholders.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Zila, Inc.

10.1 (1)	1997 Stock Award Plan, as amended and restated as of November 6, 2007 (Incorporated by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A filed November 9, 2007)

10.2 (1)	Form of Option Agreement (Incorporated by reference to Exhibit 10-AC to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2005)

10.3 (1)	Form of Restricted Stock Award Agreement (Incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2007)

(1)	Management contract or compensatory plan or arrangement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 19, 2007

ZILA, INC.
/s/ Gary V. Klinefelter
By:	Gary V. Klinefelter
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Zila, Inc.

10.1 (1)	1997 Stock Award Plan, as amended and restated as of November 6, 2007 (Incorporated by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A filed November 9, 2007)

10.2 (1)	Form of Option Agreement (Incorporated by reference to Exhibit 10-AC to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2005)

10.3 (1)	Form of Restricted Stock Award Agreement (Incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2007)

(1)	Management contract or compensatory plan or arrangement